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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                           MAY 23, 2002 (MAY 22, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                      1-10308               06-0918165
 (State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                         Identification Number)


         9 WEST 57TH STREET
            NEW YORK, NY                                         10019
(Address of principal executive office)                        (Zip Code)


                                 (212) 413-1800
              (Registrant's telephone number, including area code)


                                      NONE
       (Former name, former address and former fiscal year, if applicable)



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Item 5.  Other Events

       EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

       On May 22, 2002, we announced that we completed the sale of our National Car Parks unit to Parking International Ltd for total consideration of (pound)820 million (approximately $1.2 billion) in cash.

       A copy of the press release announcing our sale of our National Car Parks unit is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 7. Exhibits

       See Exhibit Index.


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                                    SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENDANT CORPORATION



                                        BY:   /s/ Eric J. Bock
                                            ------------------------------------
                                            Eric J. Bock
                                            Executive Vice President -- Law
                                            and Corporate Secretary


Date:  May 23, 2002



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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                    REPORT DATED MAY 23, 2002 (MAY 22, 2002)



                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
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99.1          Press Release issued by Cendant Corporation on May 22, 2002, announcing its sale of its National Car Parks Unit.